Exhibit 10.1

                            SHARE EXCHANGE AGREEMENT

      SHARE EXCHANGE AGREEMENT, dated as of September 13, 2004 (this "Agreement"), between Clixtix, Inc., a New York corporation ("Clixtix"), the undersigned shareholders ("Shareholders") of Medeorex, Inc., a Delaware corporation ("Medeorex"), and Medeorex.

                                   WITNESSETH:

      WHEREAS, Clixtix desires to acquire the properties and other assets, and to assume all of the liabilities and obligations, of Medeorex by means of a share exchange with the Shareholders;

      WHEREAS, the Shareholders own all of the issued and outstanding shares of common stock of Medeorex (collectively, the "Medeorex Shares);

      WHEREAS, Clixtix and the Shareholders desire to exchange shares in the capital of Clixtix for shares in capital of Medeorex held by the Shareholders (the "Exchange"), following which Clixtix shall own all of the outstanding capital stock of Medeorex;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  THE EXCHANGE

      SECTION 1.01. The Medeorex Shares. Each of the Shareholders hereby sells, transfers and assigns to Clixtix and Clixtix hereby purchases from each Shareholder all of Medeorex Shares held by Shareholder as set forth on Exhibit A attached hereto and made a part hereof.

      SECTION 1.02. The Clixtix Shares. In consideration for the purchase of the Medeorex Shares Clixtix hereby issues to each Shareholder and such Shareholder hereby accepts the number of shares of Common Stock of Clixtix set forth opposite such Shareholder's name on Exhibit A (the "Clixtix Shares").

                                   ARTICLE II
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

      Each of the Shareholders and Medeorex severally, and not jointly represents and warrants to Clixtix that:

      SECTION 2.01. Corporate Existence and Power. Medeorex is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

      SECTION 2.02. Corporate Authorization. The execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby have been duly authorized by all necessary action (including corporate action) and that this Agreement constitutes a valid, binding and enforceable agreement of such Shareholder.

      SECTION 2.03. Governmental Authorization. Except for the filings described hereunder, the execution, delivery and performance by such Shareholder of this Agreement and the consummation of the Exchange by such Shareholder require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

      SECTION 2.04. No Violation. The execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby do not and will not (i) violate the Articles of Incorporation or By-laws of Medeorex, (ii) violate any provision of any law, rule or regulation applicable to Medeorex, (iii) breach, or result in a default under, any existing obligation of Medeorex under any provision of any agreement, contract or other instrument to which Medeorex is a party or by which it or its property is bound or (iv) breach or otherwise violate any existing obligation of Medeorex under any court or administrative order, with, judgment or decree that names Medeorex and is specifically directed to it or its property.

      SECTION 2.05 Seller's Title to Shares; No Liens or Preemptive Rights; Valid Issuance. (a) The Medeorex Shares constitute all of the issued and outstanding equity securities of Medeorex. Except as provided in this Agreement, Medeorex (i) does not have any authorized or outstanding subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of its capital stock, (ii) is not committed to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets, and (iii) does not have any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

      (b) Each Shareholder has and at the Closing will have good and valid title and control of the Medeorex Shares free and clear of all encumbrances of any kind, except those created in favor of the Purchaser pursuant hereto and those created by applicable federal and state securities laws; and on delivery to the Purchaser of the Medeorex Shares, good and valid title to all the Medeorex Shares will pass to Purchaser. The Medeorex Shares have been legally and validly issued in compliance with all applicable U.S. federal and state securities laws, and are fully paid and non-assessable shares of Medeorex's Common Stock; and the Medeorex Shares have all been issued under duly authorized resolutions of the Board of Directors of Medeorex.

      SECTION 2.06 Investment Intent. Each Shareholder is acquiring the Clixtix Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except in an offering covered by a registration statement filed with the Commission under the Securities Act covering the Clixtix Shares, or pursuant to an applicable exemption under the Securities Act.

      SECTION 2.07 Restricted Securities. Each Shareholder understands that the Clixtix Shares have not been registered pursuant to the Securities Act of 1933 (the "Securities Act") or any applicable state securities laws, that the Clixtix Shares will be characterized as "restricted


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

securities" under federal securities laws, and that under such laws and applicable regulations the Clixtix Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, each Shareholder represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued to the transfer agent for securities of Clixtix (or a notation may be made in the appropriate records of the Clixtix) in connection with the Clixtix Shares.

      SECTION 2.08 Legend. It is agreed and understood by each Shareholder that the Certificates representing the Clixtix Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

      SECTION 2.09 Disclosure of Information. Each Shareholder acknowledges that he or it has been furnished with information regarding Clixtix, and the Agreement of even date herewith, between Clixtix and Aisle Seats Inc., pursuant to which Aisle Seats, Inc. will be acquiring certain of the assets and assuming certain of the liabilities of Clixtix relating to its theatre ticket business. Each Shareholder represents that such Shareholder has had an opportunity to ask questions of and receive answers from Clixtix, its business and the intended divesture of certain of its assets.

      SECTION 2.10 Medeorex Net Worth. As at the date hereof Medeorex has a net worth of approximately $220,000; and, none of the Shareholders and Medeorex know of any matter that will reduce such net worth following the date hereof. For purposes hereof the term "net worth" shall mean the amount by which net assets exceed net liabilities,

      SECTION 2.11 Intended Business. Following the consummation of the transactions contemplated hereby, it is intended that Clixtix, through Medeorex, will engage in the health services industry.

      SECTION 2.12 True Representations. The information heretofore furnished by the Shareholders or Medeorex to Clixtix for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Shareholders or Medeorex to Clixtix will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.


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

                                  ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF CLIXTIX

      Clixtix represents and warrants to Medeorex that:

      SECTION 3.01. Corporate Existence and Power. Clixtix is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

      SECTION 3.02. Corporate Authorization. The execution, delivery and performance by Clixtix of this Agreement and the consummation by Clixtix of the transactions contemplated hereby have been duly authorized by all necessary corporate action, subject to the approval thereof of the stockholders of Clixtix. This Agreement constitutes a valid, binding and enforceable agreement of Clixtix.

      SECTION 3.03. Governmental Authorization. The execution, delivery and performance by Clixtix of this Agreement and the consummation of the Exchange by Clixtix require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

      SECTION 3.04. No Violation. The execution, delivery and performance by Clixtix of this Agreement and the consummation by Clixtix of the transactions contemplated hereby do not and will not (i) violate the Certificate of Incorporation or By-laws of Clixtix, (ii) violate any provision of any law, rule or regulation applicable to Clixtix, (iii) breach, or result in a default under, any existing obligation of Clixtix under any provision of any agreement, contract or other instrument to which Clixtix is a party or by which it or its property is bound or (iv) breach or otherwise violate any existing obligation of Clixtix under any court or administrative order, writ, judgment or decree that names Clixtix and is specifically directed to it or its property. Anything herein to the contrary notwithstanding, Clixtix makes no representation or warranty as to compliance with state securities laws in any jurisdiction in which a Shareholder may reside.

      SECTION 3.05 True Representations. The information furnished by Clixtix to Shareholders and Medeorex for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by Clixtix to Shareholders and Medeorex will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

      SECTION 3.06 Clixtix Shares. The Clixtix Shares have been legally and validly issued in compliance with all applicable U.S. federal and state securities laws, and are duly authorized, fully paid and non-assessable shares of Clixtix's Common Stock.

                                   ARTICLE IV
                                   TERMINATION

      SECTION 4.01. Termination. This Agreement may be terminated and the Exchange may be abandoned:

            (i) by mutual written consent of Medeorex and Clixtix; or


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

            (ii) by either any Shareholder or Clixtix, if there shall be any law or regulation that makes consummation of the Exchange illegal or otherwise prohibited, or if any judgment, injunction, order or decree enjoining Clixtix or any Shareholder from consummating the Exchange is entered and such judgment, injunction, order or decree shall be come final and nonappealable.

      SECTION 4.02. Effect of Termination. If this Agreement is terminated pursuant to Section 4.01, this Agreement shall become void and of no effect with no liability on the part of either party hereto.

                                   ARTICLE V
                                  MISCELLANEOUS

      SECTION 5.01. Survival of Representations and Warranties. The representations and warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement.

      SECTION 5.02. Amendments; No Waivers. (a) Any provision of this Agreement may, subject to applicable law, be amended or waived prior to the Effective Time if, and only if such amendment or waiver is in writing and signed by Clixtix and the Shareholders intended to be bound thereby.

            (b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

      SECTION 5.03. Integration. All prior or contemporaneous agreements, contracts, promises, representations, and statements, if any, between Clixtix and any Shareholder, or their representatives, are merged into this Agreement, and this Agreement shall constitute the entire understanding between Clixtix and the Shareholders with respect to the subject matter hereof.

      SECTION 5.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

      SECTION 5.05. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to principles of conflicts of law.

      SECTION 5.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.


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

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first-above written.

                               CLIXTIX, INC.,
                               a New York corporation


                               By:    /s/  Phyllis Maxwell
                                  ----------------------------------------------
                                        Phyllis Maxwell
                                        President


                               THE SHAREHOLDERS


                               /s/ Viktoria Benkovitch
                               Viktoria Benkovitch


                               Karver Capital Holding, Ltd.


                               By: /s/ Jay M. Green
                                  ----------------------------------------------


                               /s/ Neal M. Shapiro
                               -------------------------------------------------
                               Neal M. Shapiro


                               /s/ Daniel and Marcie Gershoni, husband and wife
                               -------------------------------------------------
                               Daniel and Marcie Gershoni, husband and wife


                               Weston Capital Quest Corporation


                               By: /s/ Joe Rotmil
                                   ---------------------------------------------
                                   Joe Rotmil


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

                                    EXHIBIT A

                                  The Exchange

-----------------------------------------------------------------------------------------
              Shareholder         Number of Medeorex Shares    Number of Clixtix Shares
-----------------------------------------------------------------------------------------
Viktoria Benkovitch                                     100                    1,076,802
-----------------------------------------------------------------------------------------
Karver Capital Holding, Ltd.                            217                    2,336,659
-----------------------------------------------------------------------------------------
Neal M. Shapiro                                          42                      452,258
-----------------------------------------------------------------------------------------
Daniel and Marcie Gershoni,                              42                      452,258
husband and wife
-----------------------------------------------------------------------------------------
Weston Capital Quest Corporation                         16                      172,289
-----------------------------------------------------------------------------------------


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